Exhibit 99.146










                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN


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                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN


                                TABLE OF CONTENTS
                                -----------------


                                    ARTICLE 1
                                   DEFINITIONS
                                   -----------

1.1      BENEFIT...............................................................1
1.2      CHANGE IN CONTROL.....................................................1
1.3      CODE..................................................................2
1.4      COMPANY...............................................................2
1.5      COMPENSATION..........................................................2
1.6      CONSTRUCTIVE TERMINATION OF EMPLOYMENT................................2
1.7      DISABILITY............................................................3
1.8      DISCOUNT RATE.........................................................3
1.9      EARLY TERMINATION.....................................................3
1.10     EARLY TERMINATION DATE................................................3
1.11     EFFECTIVE DATE........................................................3
1.12     ELECTION FORM.........................................................3
1.13     EMPLOYER..............................................................4
1.14     ERISA.................................................................4
1.15     EXECUTIVE.............................................................4
1.16     INVOLUNTARY TERMINATION OF EMPLOYMENT.................................4
1.17     NORMAL RETIREMENT AGE.................................................4
1.18     NORMAL RETIREMENT DATE................................................4
1.19     PLAN YEAR.............................................................4
1.20     SECTION 409A..........................................................4
1.21     SPECIFIED EMPLOYEE....................................................4
1.22     TERMINATION FOR CAUSE.................................................4
1.23     TERMINATION OF EMPLOYMENT.............................................5
1.24     VESTING BENEFIT.......................................................5
1.25     YEAR OF SERVICE.......................................................5

                                    ARTICLE 2
                                LIFETIME BENEFITS
                                -----------------

2.1      NORMAL RETIREMENT BENEFIT.............................................5
2.2      EARLY TERMINATION BENEFIT.............................................6
2.3      DISABILITY BENEFIT....................................................7
2.4      CHANGE IN CONTROL (ACCOMPANIED BY TERMINATION OF EMPLOYMENT)
          BENEFIT..............................................................7
2.5      CHANGE OF CONTROL BENEFIT/NO TERMINATION OF EMPLOYMENT................8
2.6      EXCESS PARACHUTE PAYMENT..............................................9
2.7      ASSUMPTIONS...........................................................9
2.8      ADDITIONAL CHANGE IN CONTROL PAYMENTS (REGARDLESS OF TERMINATION
          OF EMPLOYMENT).......................................................9
2.9      EXHIBIT 1.............................................................9

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                                    ARTICLE 3
                                 DEATH BENEFITS
                                 --------------

3.1      DEATH BEFORE BENEFIT PAYMENTS COMMENCE...............................10
3.2      DEATH DURING BENEFIT PERIOD..........................................10
3.3      DEATH AFTER BENEFIT PERIOD...........................................10
3.4      DEATH BENEFITS IN THE ABSENCE OR INADEQUACY OF SPLIT DOLLAR
          AGREEMENT...........................................................10

                                    ARTICLE 4
                               GENERAL LIMITATIONS
                               -------------------

4.1      TERMINATION FOR CAUSE................................................11
4.2      SUICIDE OR MISSTATEMENT..............................................11

                                    ARTICLE 5
                          CLAIMS AND REVIEW PROCEDURES
                          ----------------------------

5.1      CLAIMS PROCEDURE.....................................................11

                                    ARTICLE 6
                           AMENDMENTS AND TERMINATION
                           --------------------------

6.1      TERMINATION..........................................................15
6.2      AMENDMENT............................................................16

                                    ARTICLE 7
                                  MISCELLANEOUS
                                  -------------

7.1      BINDING EFFECT.......................................................16
7.2      NO GUARANTEE OF EMPLOYMENT...........................................16
7.3      NON-TRANSFERABILITY..................................................16
7.4      REORGANIZATION.......................................................16
7.5      TAX WITHHOLDING......................................................16
7.6      APPLICABLE LAW.......................................................16
7.7      UNFUNDED ARRANGEMENT.................................................16
7.8      ENTIRE AGREEMENT.....................................................17
7.9      ADMINISTRATION.......................................................17
7.10     NAMED FIDUCIARY......................................................17
7.11     REIMBURSEMENT OF EXPENSES IN ENFORCING RIGHTS........................17
7.12     PROHIBITED ACCELERATION/DISTRIBUTION TIMING..........................17
7.13     AGGREGATION OF EMPLOYERS.............................................18
7.14     OFFSET FOR OBLIGATIONS TO EMPLOYER...................................18


EXHIBIT 1.....................................................................19
EXHIBIT 2.....................................................................20
EXHIBIT 3.....................................................................21

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                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN

                              Amended and Restated
                            Effective January 1, 2007

                                     Purpose

         The purpose of this North Valley Bancorp Salary Continuation Plan is to provide salary continuation benefits to a select group of management or highly compensated employees of North Valley Bancorp and those of its affiliates that are participating employers under this Plan, as set forth in Section 1.13. This Plan shall be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. This Plan is intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended, as added by the American Jobs Creation Act of 2004 and the Treasury regulations or any other authoritative guidance issued thereunder.

         This Plan amends and restates the Salary Continuation Agreements between North Valley Bank and the executives covered hereunder, as set forth in
Section 1.15, that previously governed the salary continuation benefits contemplated under this Plan. All such salary continuation benefits, including those that accrued prior to January 1, 2005, are subject to Section 409A (defined below).

                                    Article 1
                                   Definitions

         Whenever used in this Plan, the following words and phrases shall have the meanings specified:

         1.1 "Benefit" means an annual benefit equal the percentage of Compensation or the fixed dollar amount set forth next to the Executive's name on Exhibit 1 hereto.

         1.2 "Change in Control" means the occurrence of any of the following events with respect to the Company or the Employer: (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Company or any stock exchange on which the Company's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Company or the Employer in which the Company or the Employer does not survive; (iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) of any assets of the Company or the Employer having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Company or the Employer, reflected in the most recent balance sheet of the Company or the Employer; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) is or becomes the beneficial owner,

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directly or indirectly, of securities of Employer representing fifty percent
(50%) or more of the combined voting power of the Company's or the Employer's then outstanding securities; (v) if in any one year period, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of a least three-quarters of the directors then still in office who were directors at the beginning of the period; (iv) a majority of the members of the Board of Directors of the Company in office prior to the happening of any event determines in its sole discretion that as a result of such event there has been a change in control. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "change in control" for purposes of this Plan if the event which would otherwise come within the meaning of the term "change of control" involves (a) an Employee Stock Ownership Plan or similar plan sponsored by the Company which is the party that acquires "control" or is the principal participant in the transaction constituting a "change in control," as described above; or (b) the merger or consolidation or other restructuring of an Employer with another Employer participating in the Plan; or (c) for purposes of Section 2.5 and 2.8 only, an event that does not constitute a change in control within the meaning of subsection (a)(2)(A)(v) of Section 409A and any authoritative guidance issued thereunder from time to time by the Internal Revenue Service.

         1.3 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

         1.4      "Company" means North Valley Bancorp, and any successor.

         1.5 "Compensation" means the Executive's total rate of annual base salary as of the Executive's date of Termination of Employment (or date of Change in Control if Section 2.5 or 2.8 apply) plus the average incentive compensation earned by the Executive in the three (3) calendar years next preceding such date (provided that the calendar year prior to such date shall be ignored if no incentive compensation was earned by the Executive in such prior calendar year). For purposes of clarification, incentive compensation that is paid based on the performance of services in a year shall be deemed earned in the year the services giving rise to the incentive compensation were performed, even if the payment is made in a later year.

         1.6 "Constructive Termination of Employment" means, following a Change in Control, the Executive experiences a Termination of Employment following the occurrence of one or more of the following:

                  (i) Without the Executive's express written consent, the assignment to the Executive of any duties inconsistent with his or her positions, duties, responsibilities and status with the Employer, or a change in the Executive's reporting responsibilities, titles or offices, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of the Executive's employment for Cause, Disability or Retirement or as a result of his or her death;

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                  (ii)     A reduction by the Employer in the Executive's base
salary as in effect on the date hereof or as the same may be increased from time to time;

                  (iii) Without the Executive's express written consent, the failure by the Employer to continue any action which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans, or the failure by the Employer to provide the Executive with the number of paid vacation days to which the Executive is then entitled on the basis of years of service with the Employer in accordance with the Employer's normal vacation policy in effect on the date hereof;

                  (iv) The Employer requiring the Executive to be based anywhere other than in the community where the Executive is based at the time of a Change in Control, except for required travel on Employer business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control, or in the event the Executive consents to a proposed relocation, the failure by the Employer to pay (or reimburse the Executive) for all reasonable moving expenses incurred by the Executive relating to a change of his or her principal residence in connection with such relocation and to indemnify the Executive against any loss of the fair market value of such residence as determined by a real estate appraiser designated by the Executive and reasonably satisfactory to the Employer realized on the sale of the Executive's principal residence in connection with any such change of residence.

         1.7      "Disability" means, a condition pursuant to which an Executive
(i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident or health policy covering employees of Employer.

         1.8 "Discount Rate" means the average return on long-term Moody's AA rated bonds as of the date of reference as published in the Wall Street Journal.

         1.9 "Early Termination" means the Executive's Termination of Employment before Normal Retirement Age for reasons other than death or Termination for Cause.

         1.10 "Early Termination Date" means the month, day and year on which an Executive's Early Termination occurs.

         1.11 "Effective Date" means January 1, 2005. This document is an amendment and restatement of the Plan effective January 1, 2007.

         1.12     "Election Form" means the Form attached as Exhibit 3.

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         1.13     "Employer" means the Company and any affiliate of the Company that adopts this Plan with the approval of the Company and that employs the Executive, and any successor.

         1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.15 "Executive" means any employee of the Employer who the Employer designates for Plan participation, provided that employees may not participate in the Plan unless they are members of a select group of management or highly compensated employees of the Employer, as membership in such group is determined for purposes of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA (which determination shall be made by the Employer in its sole discretion). As of the Effective Date, the participating Executives are as set forth on the attached Exhibit 1.

         1.16 "Involuntary Termination of Employment" means, following a Change in Control, the Executive experiencing a Termination of Employment following having been notified in writing by the Employer that employment with the Employer is terminated.

         1.17     "Normal Retirement Age" means the Executive's sixty-fifth
(65th) birthday.

         1.18 "Normal Retirement Date" means the later of the Executive's Normal Retirement Age or Termination of Employment.

         1.19 "Plan Year" means a twelve-month period commencing on January 1 and ending on December 31 of each year.

         1.20 "Section 409A" means Code Section 409A and the Treasury regulations or other authoritative guidance issued thereunder. Whenever the terms "subject to Section 409A" or "to the extent permitted by Section 409A" (or any such similar reference so as to indicate that a Plan provision is subject to
Section 409A) are used, such terms shall be interpreted to mean that the applicable Plan provision shall be effective only if and to the extent such provision would not trigger penalty taxes or interest under Section 409A; except to the extent that Section 409A requires that such terms be disregarded because they purport to nullify Plan terms that are not in compliance with 409A.

         1.21 "Specified Employee" means, with respect to a corporation any stock of which is publicly traded on an established securities market or otherwise, a key employee, as currently defined in Code ss.416(i) (without regard to paragraph (5) thereof) to mean, as of the Effective Date, an employee of the Employer who, at any time during the Plan Year, is (1) an officer of the Employer having an annual compensation greater than one hundred thirty-five thousand dollars ($135,000) for 2005 (indexed for inflation in future years);
(ii) a five-percent (5%) owner of the Employer; or (iii) a one-percent (1%) owner of the Employer having an annual compensation from the Employer of more than one hundred fifty thousand dollars ($150,000).

         1.22     "Termination for Cause" is as described in Article 4.

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         1.23     "Termination of Employment" means that the Executive ceases to be employed by the Employer for any reason whatsoever other than by reason of a leave of absence which is approved by the Employer. Notwithstanding the preceding, a Termination of Employment shall not include any event that does not qualify as a "Separation from Service" under Code section 409A, treating as a Separation from Service an anticipated permanent reduction in the level of bona fide services to twenty percent (20%) or less of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period (or the full period during which the Executive performed services for the Employer, if that is less than thirty-six (36) months). For this purpose, upon a sale or other disposition of the assets of the Employer to an unrelated purchaser, the Employer reserves the right to the extent permitted under Section 409A to determine whether Executives providing services to the purchaser after and in connection with the purchase transaction have experienced a Separation from Service under Section 409A.

         1.24 "Vested Benefit" means the amount of an Executive's Benefit accrued and subject to payment as of the date of reference. Subject to Article 4, unless otherwise specified with respect to any Executive on the attached
Exhibit 1, an Executive shall vest in his or her Benefit at the rate of ten percent (10%) per year for each Year of Service (such that the Benefit will be vested in full after ten (10) Years of Service). In all cases, an Executive's Benefit shall be one hundred percent (100%) vested upon a Change in Control, and in such cases the Executive's Benefit shall be equal to the one hundred percent (100%) Vested Benefit.

         1.25 "Year of Service" means, unless otherwise specified with respect to any Executive on the attached Exhibit 1, each twelve (12) consecutive month period of the Executive's employment with the Employer. As of the Effective Date, each participating Executive's Years of Service are as set forth on the attached Exhibit 1.

                                    Article 2
                                Lifetime Benefits

         2.1 Normal Retirement Benefit. Upon Termination of Employment on or after Normal Retirement Age for reasons other than death, the Company shall pay to the Executive the benefit described in this Section 2.1 in lieu of any other benefit under the Plan (except as provided in Section 2.4, 2.5 or 2.8).

                  2.1.1    Amount of Benefit. The annual benefit under this
         Section 2.1 shall equal the Vested Benefit as of the Executive's Normal Retirement Date.

                  2.1.2 Payment of Benefit. The Company shall pay the benefit under this Section 2.1 to the Executive (i) as an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years or the Executive's lifetime, whichever is greater, on the first day of each month commencing with the month following the Executive's Normal Retirement Date, or (ii) as a lump sum equal to the actuarial equivalent present value of (i) payable during the ninety (90) day period following (except as provided in the following sentence) the Executive's Normal Retirement Date, as irrevocably elected by the Executive on the Election Form (Exhibit 3) submitted to the Company on

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         the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's commencement of Plan participation. Notwithstanding the preceding, to the extent required under Code section 409A, the payment (or the first monthly payment) of the benefit shall be made no earlier than the date which is six (6) months after the Executive's Normal Retirement Date (or, if earlier, his or her death) if the Executive is a Specified Employee. Notwithstanding the preceding, (i) the Executive's benefit shall automatically be paid in a present value lump sum during the ninety (90) day period following the Executive's Normal Retirement Date (or six (6) month anniversary thereof, in the case of a Specified Employee) if the lump sum value of the Executive's benefit as of the Executive's Normal Retirement Date is one hundred thousand dollars ($100,000) or less and (ii) the Executive's benefit shall automatically be paid in installments if (i) is not applicable and if the Executive does not make a timely election as to form of benefit. In the case of any six (6) month delay in installment payments to a Specified Employee, the first payment hereunder shall include all payments delayed due to the six (6) month delay.

         2.2 Early Termination Benefit. Upon Early Termination, the Company shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under the Plan (except as provided in Section 2.3, 2.4, 2.5 or 2.8).

                  2.2.1    Amount of Benefit. The annual benefit under this
         Section 2.2 shall equal the Vested Benefit as of the Executive's Early Termination Date.

                  2.2.2 Payment of Benefit. The Company shall pay the benefit under this Section 2.2 to the Executive (i) as an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following the Executive's Normal Retirement Age, or (ii) as an annual benefit that is actuarially equivalent to (i) in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following the Executive's Normal Retirement Age, or
         (iii) as an annual benefit that is actuarially equivalent to (i) in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following the Executive's Normal Retirement Age, or (iv) as a present value lump sum equivalent of (i) reflecting the lump sum form payable during the ninety (90) day period following (except as provided in the following sentence) the Executive's Normal Retirement Age. The form of benefit payment shall be irrevocably elected on the Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's commencement of Plan participation; provided, however, that to the extent required under Code section 409A, the payment (or the first monthly payment) of the benefit shall be made no earlier than the date which is six (6) months after the Executive's Termination of Employment (or, if earlier, his or her death) if the Executive is a Specified Employee. Notwithstanding the preceding, (i) the Executive's benefit shall automatically be paid in a present value lump sum during the ninety (90) day period following the Executive's Early Retirement Date (or six (6) month anniversary thereof, in the case of a Specified

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         Employee) if the lump sum present value of the Executive's benefit as of the Executive's Early Retirement Date is five hundred thousand dollars ($500,000) or less and the Executive is under age fifty-five
         (55) at the time of his or her Early Termination and (ii) the Executive's benefit shall automatically be paid in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following the Executive's Normal Retirement Age if (i) is not applicable and if the Executive does not make a timely election as to form of benefit. In the case of any six (6) month delay in installment payments to a Specified Employee, the first payment hereunder shall include all payments delayed due to the six (6) month delay.

         2.3 Disability Benefit. If the Executive experiences a Termination of Employment due to Disability prior to Normal Retirement Age and is eligible to receive a Vested Benefit under Section 2.2, the Company shall pay to the Executive the benefit described in Section 2.3.1 in addition to the Vested Benefit described in Section 2.2.

                  2.3.1 Amount of Benefit. The Executive shall receive continued Compensation for a period of two (2) years or, if shorter, for the period from the Executive's Termination of Employment due to Disability through the Executive's Normal Retirement Age.

                  2.3.2 Payment of Benefit. The Company shall pay the benefit under Section 2.3.1 to the Executive in equal monthly installments on the first day of each month commencing with the month following the determination of Disability by the Company (including retroactive payments to account for any delay between Termination of Employment and such determination). The payment of a benefit to the Executive under this Section 2.3 shall not alter the form or timing of commencement of the Executive's Vested Benefit under Section 2.2.

         2.4 Change in Control (Accompanied by Termination of Employment) Benefit. If, upon a Change in Control, or up to twelve (12) months following a Change in Control, the Executive experiences an Involuntarily Termination of Employment or Constructive Termination of Employment, the Company shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under the Plan (except as provided in Section 2.5 or 2.8).

                  2.4.1 Amount of Benefit. The benefit under this Section 2.4 shall equal the Benefit as of the Executive's Termination of Employment.

                  2.4.2 Payment of Benefit. The Company shall pay the Benefit under Section 2.4.1 to the Executive (i) as an annual benefit in twelve
         (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following the Executive's Termination of Employment, or (ii) as an annual benefit that is actuarially equivalent to (i) in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following the Executive's Termination of Employment, or (iii) as an annual benefit that is actuarially equivalent to (i) in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the

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         month following the Executive's Termination of Employment, or (iv) as
         an annual benefit that is actuarially equivalent to (i) in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following the Executive's Termination of Employment, or (v) as a present value lump sum equivalent of (i) reflecting the lump sum form and the early commencement of payment payable during the ninety (90) day period following (except as provided in the following sentence) the Executive's Termination of Employment. The form of benefit payment shall be irrevocably elected on the Election Form (Exhibit 3) submitted to the Company on the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's commencement of Plan participation; provided, however, that to the extent required under Code Section 409A, the payment (or the first monthly payment) of the benefit shall be made no earlier than the date which is six (6) months after the Executive's Termination of Employment (or, if earlier, his or her death) if the Executive is a Specified Employee. Notwithstanding the preceding, (i) the Executive's Benefit under Section 2.4.1 shall automatically be paid in a present value lump sum during the ninety day (90) period following the Executive's Termination of Employment (or six (6) month anniversary thereof, in the case of a Specified Employee) if the lump sum present value of the Executive's benefit as of the Executive's Termination of Employment is one hundred thousand dollars ($100,000) or less, and (ii) the Executive's benefit under Section 2.4.1 shall automatically be paid in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following the Executive's Termination of Employment if (i) is not applicable and if the Executive does not make a timely election as to form of benefit. The payment of an Executive's Vested Benefit under
         Section 2.4.1 shall be actuarially adjusted to reflect payment commencement earlier than Normal Retirement Age. In the case of any six
         (6) month delay in installment payments to a Specified Employee, the first payment hereunder shall include all payments delayed due to the six (6) month delay.

         2.5 Change of Control Benefit/No Termination of Employment. Upon a Change in Control to which Section 2.4 does not apply, if irrevocably elected by the Executive on an Election Form (Exhibit 3) duly completed, executed and submitted to the Company by the later of December 31, 2007 (subject to any Section 409A restrictions on such election) or the date of the Executive's commencement of Plan participation, the Company shall pay to the Executive the benefit described in this Section 2.5 in lieu of any other benefit under the Plan (except as provided in Section 2.8).

                  2.5.1 Amount of Benefit. The benefit under this Section 2.5 shall equal the Benefit as of the Change of Control.

                  2.5.2 Payment of Benefit. The Company shall pay the benefit under this Section 2.5 to the Executive in a lump sum during the ninety
         (90) day period following the Change of Control.

                  2.5.3 Benefit Accruals following Distributions. If, after an Executive receives any benefit payments under this Section 2.5, he or she accrues any additional benefits under Sections 2.1, 2.2 or

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         2.4.1, the Executive's subsequent benefits payments shall be offset by the then-present value of the benefits that he or she had received under this Section 2.5 (utilizing the average annual Discount Rate from the date of payment under this Section 2.5 to the date of payment of the additional benefits, compounded annually).

         2.6 Excess Parachute Payment. Notwithstanding any provision of the Plan to the contrary, the Company shall reduce its payment to an Executive under the Plan to the extent necessary to ensure that no portion of a payment constitutes a nondeductible payment under the excess parachute rules of Section 280G of the Code (including any payment made under any other Company arrangements that would constitute a "parachute payment" under Section 280G of the Code). In the case of multiple Company arrangements constituting "parachute payments" under Section 280G of the Code, including this Plan, which limit payments to the amount deductible under Section 280G of the Code, payments under this Plan shall be reduced first before any reductions to any other Company arrangement.

         2.7 Assumptions. All calculations concerning an Executive's Benefit hereunder, including calculations of the lump sum value of the Benefit and the annuitization of the Benefit over five (5) years, ten (10) years, fifteen (15) years, twenty (20) years or life, shall be made using the Discount Rate and such other assumptions as are set forth in the attached Exhibit 2.

         2.8 Additional Change in Control Payments (Regardless of Termination of Employment). In addition to any benefits payable under Section
2.4 or Section 2.5, upon a Change in Control, the Company shall pay to the Executive the benefit described in this Section 2.8, regardless of whether the Executive experiences an Involuntary Termination of Employment or a Constructive Termination of Employment within twelve (12) months following the Change in Control.

                  2.8.1 Amount of Benefit. The benefit under this Section 2.8 shall equal two (2) times the Executive's Compensation (or such other multiple of Compensation as is set forth next to the Executive's name on Exhibit 1 hereto).

                  2.8.2 Payment of Benefit. The Company shall pay the benefit under this Section to the Executive as a lump sum payable during the ninety (90) day period following the Change in Control. For purposes of
         Section 409A, any payment under this Section shall be made on account of a Change in Control and not on account of the Executive's Termination of Employment and, therefore, the six (6) month delay in payment set forth in Section 409A(a)(2)(B)(i) shall be inapplicable regardless of whether the Executive is a Specified Employee. Furthermore, in accordance with the Section 409A transition relief provided under IRS Notice 2006-79, 2006-43 IRB 763, nothing in this Section shall apply to amounts that would otherwise be payable in 2007.

         2.9 Exhibit 1. If an Executive has his or her Benefit expressed as a sum certain over a certain number of years on Exhibit 1 hereto, that Benefit is the Normal Retirement Benefit payable under Section 2.1. All forms of Benefit payment shall be available to such an Executive based on the applicable Section under which the Benefit is payable utilizing the actuarial equivalent of the

Benefit described in Exhibit 1. If the Benefit becomes payable under Section 2.2, 2.4 or 2.5, the Benefit shall be adjusted based on the relative value of the Benefit under the applicable Section to the Normal Retirement Benefit.

                                    Article 3
                                 Death Benefits

         3.1 Death Before Benefit Payments Commence. Subject to Section 3.4, if the Executive dies prior to the payment or commencement of a lifetime benefit under this Plan and after the Executive has earned a Vested Benefit, no benefits shall be payable under this Plan. Rather, the Rabbi Trust shall pay to the Executive's Trust the benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and the Executive's Trust.

         3.2 Death During Benefit Period. Subject to Section 3.4, if the Executive dies after the benefit payments have been made or commenced under the Plan but before receiving all such payments, no further benefits shall be payable under this Plan. Rather, the Rabbi Trust shall pay to the Executive's Trust the benefit described in the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and the Executive's Trust.

         3.3 Death After Benefit Period. If the Executive dies after the benefit payments have all been made under the Plan or if an Executive dies after commencing benefits under Section 2.1.2 in the form of an annuity and, if applicable, after the end of any guaranteed period for payment following death (e.g., under the Plan's Normal Retirement Benefit formula, after the end of the twentieth (20th) year of benefit payments), no further benefits shall be payable under this Plan and no benefits shall be payable under the Split Dollar Agreement and Endorsement attached as Addendum A between the Rabbi Trust and the Executive's Trust.

         3.4 Death Benefits in the Absence or Inadequacy of Split Dollar Agreement. Notwithstanding Sections 3.1 and 3.2, but subject to Section 3.3, if an Executive with respect to whom no Split Dollar Agreement has been entered into dies either prior to or after the commencement of any lifetime benefit payments hereunder, such Executive's beneficiary shall receive, in a lump sum during the ninety (90) day period following the date Company has been provided with satisfactory proof of the Executive's death, an amount equal to the present value of the Executive's lifetime Vested Benefit or as-yet unpaid lifetime Vested Benefit, as applicable, determined on the day prior to the Executive's death. Such Executive shall designate his or her beneficiary by filing a written designation with the Company (Exhibit 3). The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's estate. In addition, if the Executive has entered into a Split Dollar Agreement but the proceeds payable thereunder are restricted due to the inadequacy of Net Death Proceeds under the policy(ies) held thereunder (as defined in the Split Dollar Agreement) or are insufficient because the Company has amended or terminated the Split Dollar Agreement without the Executive's consent, then any such shortfall shall be paid by the Company in a present value lump sum to the beneficiaries identified under the Split Dollar Agreement, together with additional payments to such beneficiaries to make them whole for any additional income or estate taxes that are payable as a result of the monies being distributed under this Plan rather than under the Split Dollar Agreement; provided, however, that the additional payments for taxes shall only be due if the inadequacy of Net Death Proceeds is caused by the Company's failure to exercise reasonable care to ensure the adequacy of such Net Death Proceeds or is caused by the Company amending or terminating the Split Dollar Agreement without the Executive's consent.

                                    Article 4
                               General Limitations

         4.1 Termination for Cause. Notwithstanding any provision of the Plan to the contrary, the Company shall not pay any benefit under the Plan if the Company terminates the Executive's employment for:

                  (a)      Gross negligence or gross neglect of duties;

                  (b) Commission of a felony or of a gross misdemeanor involving moral turpitude; or

                  (c) Fraud, disloyalty, dishonesty or willful violation of any law or significant Employer policy committed in connection with the Executive's employment and resulting in an adverse effect on the Employer.

         A Termination for Cause shall not be deemed to occur if the Termination of Employment occurs at any time after a Change in Control.

         4.2 Suicide or Misstatement. The Company shall not pay any benefit under the Plan if the Executive commits suicide within two (2) years after the date of entry into the Plan, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company which would prevent the payment of the life insurance proceeds by the carrier.

                                    Article 5
                          Claims and Review Procedures

         5.1 Claims Procedure. This Section 5.1 is based on final regulations issued by the Department of Labor and published in the Federal Register on November 21, 2000 and codified at 29 C.F.R. ss.2560.503-1. If any provision of this Section 5.1 conflicts with the requirements of those regulations, the requirements of those regulations will prevail.

                  For purposes of this Section, references to Disability benefit claims are intended to describe claims made by an Executive for Disability benefits pursuant to Section 2.3.

                  (a) Initial Claim. The Executive, a beneficiary or an entity that believes he or she is entitled to any benefit (a "Claimant") under the Plan may file a claim with the Company. The Company will review the claim itself or appoint another individual or entity to review the claim.

                           (i) Benefit Claims that do not Require a Determination of Disability. If the claim is for a benefit other than a Disability benefit, the Claimant will be notified within ninety (90) days after the claim is filed whether the claim is allowed or denied, unless the Claimant receives written notice from the Company or appointee of the Company before the end of the ninety (90) day period stating that special circumstances require an extension of the time for decision, such extension not to extend beyond the day which is one hundred eighty (180) days after the day the claim is filed.

                           (ii) Disability Benefit Claims. In the case of a benefits claim that requires a determination by the Company of an Executive's Disability status, the Company will notify the Claimant of the Company's adverse benefit determination within a reasonable period of time, but not later than forty-five
                  (45) days after receipt of the claim. If, due to matters beyond the control of the Company, the Company needs additional time to process a claim, the Claimant will be notified, within forty-five (45) days after the Company receives the claim, of those circumstances and of when the Company expects to make its decision but not beyond seventy-five (75) days. If, prior to the end of the extension period, due to matters beyond the control of the Company, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to one hundred five (105) days, provided that the Company notifies the Claimant of the circumstances requiring the extension and the date as of which the Company expects to render a decision. The extension notice will specifically explain the standards on which entitlement to a Disability benefit is based, the unresolved issues that prevent a decision on the claim and the additional information needed from the Claimant to resolve those issues, and the Claimant will be afforded at least forty-five (45) days within which to provide the specified information.

                           (iii) Manner and Content of Denial of Initial Claims. If the Company denies a claim, it must provide to the Claimant, in writing or by electronic communication:

                                    (A)      The specific reasons for the
                           denial;

                                    (B)      A reference to the Plan provision
                           or insurance contract provision upon which the denial is based;

                                    (C)      A description of any additional
                           information or material that the Claimant must provide in order to perfect the claim;

                                    (D)      An explanation of why such
                           additional material or information is necessary;

                                    (E)      Notice that the Claimant has a
                           right to request a review of the claim denial and information on the steps to be taken if the Claimant wishes to request a review of the claim denial; and

                                    (F)      A statement of the Executive's
                           right to bring a civil action under Section 502(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") following a denial on review of the initial denial.

                                    In addition, in the case of a denial of
                           Disability benefits on the basis of the Company's independent determination of the Executive's Disability status, the Company will provide a copy of any rule, guideline, protocol, or other similar criterion relied upon in making the adverse determination (or a statement that the same will be provided upon request by the Claimant and without charge).

                  (b)      Review Procedures.
                           -----------------

                           (i) Benefit Claims that do not Require a Determination of Disability. Except for claims requiring an independent determination of an Executive's Disability status, a request for review of a denied claim must be made in writing to the Company within sixty (60) days after receiving notice of denial. The decision upon review will be made within sixty
                  (60) days after the Company's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than one hundred twenty (120) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial sixty (60) day period and must explain the special circumstances and provide an expected date of decision.

                           The reviewer will afford the Claimant an opportunity
                  to review and receive, without charge, all relevant documents, information and records and to submit issues and comments in writing to the Company. The reviewer will take into account all comments, documents, records and other information submitted by the Claimant relating to the claim regardless of whether the information was submitted or considered in the initial benefit determination.

                           (ii) Disability Benefit Claims. In addition to having the right to review documents and submit comments as described in (i) above, a Claimant whose claim for Disability benefits requires an independent determination by the Company of the Executive's Disability status has at least one hundred eighty (180) days following receipt of a notification of an adverse benefit determination within which to request a review of the initial determination. In such cases, the review will meet the following requirements:

                                    (A)      The Company will provide a review
                           that does not afford deference to the initial adverse benefit determination and that is conducted by an appropriate named fiduciary who did not make the initial determination that is the subject of the appeal, nor is a subordinate of the individual who made the determination.

                                    (B)      The appropriate named fiduciary of
                           the Plan will consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment before making a decision on review of any adverse initial determination based in whole or in part on a medical judgment. The professional engaged for purposes of a consultation in the preceding sentence will not be an individual who was consulted in connection with the initial determination that is the subject of the appeal or the subordinate of any such individual.

                                    (C)      The Company will identify to the
                           Claimant the medical or vocational experts whose advice was obtained on behalf of the Company in connection with the review, without regard to whether the advice was relied upon in making the benefit review determination.

                                    (D)      The decision on review will be made
                           within forty-five (45) days after the Company's receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision will be rendered not later than ninety (90) days after receipt of a request for review. A notice of such an extension must be provided to the Claimant within the initial forty-five (45) day period and must explain the special circumstances and provide an expected date of decision.

                           (iii) Manner and Content of Notice of Decision on Review. Upon completion of its review of an adverse initial claim determination, the Company will give the Claimant, in writing or by electronic notification, a notice containing:

                                    (A)      its decision;

                                    (B)      the specific reasons for the
                           decision;

                                    (C)      the relevant Plan provisions or
                           insurance contract provisions on which its decision is based;

                                    (D)      a statement that the Claimant is
                           entitled to receive, upon request and without charge, reasonable access to, and copies of, all documents, records and other information in the Plan's files which is relevant to the Claimant's claim for benefits;

                                    (E)      a statement describing the
                           Claimant's right to bring an action for judicial review under ERISA Section 502(a); and

                                    (F)      if an internal rule, guideline,
                           protocol or other similar criterion was relied upon in making the adverse determination on review, a statement that a copy of the rule, guideline, protocol or other similar criterion will be provided without charge to the Claimant upon request.

                  (c) Calculation of Time Periods. For purposes of the time periods specified in this Section, the period of time during which a benefit determination is required to be made begins at the time a claim is filed in accordance with this Plan's procedures without regard to whether all the information necessary to make a decision accompanies the claim. If a period of time is extended due to a Claimant's failure to submit all information necessary, the period for making the determination will be tolled from the date the notification is sent to the Claimant until the date the Claimant responds.

                  (d) Failure of Company to Follow Procedures. If the Company fails to follow the claims procedures required by this Section, a Claimant will be deemed to have exhausted the administrative remedies available under the Plan and will be entitled to pursue any available remedy under ERISA Section 502(a) on the basis that the Company (on behalf of the Plan) has failed to provide a reasonable claims procedure that would yield a decision on the merits of the claim.

                  (e) Failure of Claimant to Follow Procedures. A Claimant's compliance with the foregoing provisions of this Section is a mandatory prerequisite to the Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                    Article 6
                           Amendments and Termination

         6.1 Termination. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of the Executives, by action of its Board of Directors. The termination of the Plan shall not adversely affect any Executive's benefits under the Plan accrued as of the date of termination, including the right of the

Executive to be paid his or her Plan benefits accrued through the date of termination in accordance with the Plan terms and the Executive's distribution elections in effect at the time of termination.

         6.2 Amendment. The Company may, at any time, amend or modify the Plan in whole or in part, by action of its Board of Directors; provided, however, that no amendment or modification shall be effective to decrease or restrict the Executive's benefits in existence at the time the amendment or modification is made, including the right of the Executive to be paid his or her Plan benefits accrued through the date of the amendment or modification in accordance with the Plan terms and the Executive's distribution elections in effect at the time of the amendment or modification.

                                    Article 7
                                  Miscellaneous

         7.1 Binding Effect. This Plan shall bind the Executive and the Company, and their beneficiaries, survivors, executors, successors, administrators and transferees.

         7.2 No Guarantee of Employment. This Plan is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         7.3 Non-Transferability. Benefits under this Plan cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         7.4 Reorganization. The Company shall not merge or consolidate into or with another company, or reorganize, or sell substantially all of its assets to another company, firm, or person unless such succeeding or continuing company, firm, or person agrees to assume and discharge the obligations of the Company under this Plan. Upon the occurrence of such event, the term "Company" as used in this Plan shall be deemed to refer to the successor or survivor company.

         7.5 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Plan.

         7.6 Applicable Law. The Plan and all rights hereunder shall be governed by the laws of California, except to the extent preempted by the laws of the United States of America.

         7.7 Unfunded Arrangement. The Executive is a general unsecured creditor of the Company for the payment of benefits under this Plan. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive has no preferred or secured claim.

         7.8 Entire Agreement. This Plan constitutes the entire agreement between the Company and the Executive as to the subject matter hereof. No rights are granted to the Executive by virtue of this Plan other than those specifically set forth herein.

         7.9 Administration. The Company shall have powers which are necessary to administer this Plan, including but not limited to:

                  (a)      Interpreting the provisions of the Plan;

                  (b) Establishing and revising the method of accounting for the Plan;

                  (c)      Maintaining a record of benefit payments; and

                  (d) Establishing rules and prescribing any forms necessary or desirable to administer the Plan.

         7.10 Named Fiduciary. The Company shall be the named fiduciary and plan administrator under this Plan. It may delegate to others certain aspects of the management and operational responsibilities including the employment of advisors and the delegation of ministerial duties to qualified individuals.

         7.11 Reimbursement of Expenses in Enforcing Rights. All reasonable costs and expenses, including, without limitation, fees and disbursements of actuaries, accountants and counsels incurred by the Executive in seeking in good faith to enforce rights pursuant to this Plan shall be paid on behalf of or reimbursed to the Executive promptly by the Company. Except in the case of a Change in Control, the Executive shall be responsible to reimburse the Company for amounts expended by the Company under this Section if an enforcement action is initiated by the Executive hereunder and the Executive does not substantially prevail on the merits of such enforcement action.

         7.12 Prohibited Acceleration/Distribution Timing. This Section shall take precedence over any other provision of the Plan to the contrary. If the timing of any distribution election would result in any tax or other penalty (other than ordinarily payable Federal, state or local income or payroll taxes), which tax or penalty can be avoided by payment of the distribution at a later time, then the distribution shall be made (or commence, as the case may be) on the first date on which such distributions can be made (or commence) without such tax or penalty; except to the extent that Section 409A requires that this Section be disregarded because it purports to nullify Plan terms that are not in compliance with Section 409A. Notwithstanding the generality of the foregoing, if an Executive makes an election during 2007 to change the timing or form of benefit payment under the Plan and an event occurs during 2007 that results, under the 2007 election, in a payment hereunder during 2007, the election during 2007 shall be disregarded (and the election in effect as of December 31, 2006 shall control) if following the 2007 election would result in a violation of
Section 409A under the IRS transition guidance in effect at the time the 2007 election would otherwise require payments to begin hereunder. Similarly, notwithstanding the generality of the foregoing, if an Executive makes an election during 2008 to change the timing or form of benefit payment under the Plan and an event occurs during 2008 that results, under the 2008 election, in a payment hereunder during 2008, the election during 2008 shall be disregarded (and the election in effect as of December 31, 2007 shall control) if following the 2008 election would result in a violation of Section 409A under the IRS transition guidance in effect at the time the 2008 election would otherwise require payments to begin hereunder.

                  Any payment made under this Plan shall be made on or during the period after the payment date or event specified herein; or, if later, by the date that is no later than (i) the later of the last day of the calendar year in which the payment date or event occurs or the fifteenth (15th) day of the third (3rd) calendar month following the date of the payment date or event, or (ii) the last day of such other, extended period as the IRS may prescribe, such as in the case of disputed payments or refusals to pay, provided the conditions of such extension have been satisfied. If an Executive who experiences a Termination of Employment is rehired, his or her distributions hereunder may not be suspended.

         7.13 Aggregation of Employers. If the Employer is a member of a controlled group of corporations or a group of trades or business under common control (as described in Code ss.414(b) or (c) (but substituting a fifty percent (50%) ownership level for the eighty percent (80%) ownership level set forth in those Sections)), all members of the group shall be treated as a single Employer for purposes of whether there has occurred a Termination of Employment and for any other purposes under the Plan as Section 409A shall require.

         7.14 Offset for Obligations to Employer. If, at the time an Executive becomes entitled to a payment hereunder, the Executive has a debt, obligation or other liability to the Employer due and owing which has been incurred in the ordinary course of the service relationship, the Employer may offset the amount otherwise payable hereunder against the amount owed to the Employer, provided that the entire offset in an taxable year does not exceed five thousand dollars ($5,000) and the offset is taken at the same time and in the same amount as the debt otherwise would have been due from the Executive.

         IN WITNESS WHEREOF, a duly authorized officer of the Company has signed this amended and restated Plan document as of January 1, 2007.


                                       COMPANY:
                                       NORTH VALLEY BANCORP


                                       By     /s/ MICHAEL J. CUSHMAN
                                              ----------------------------------
                                       Title  President/Chief Executive Officer
                                              ----------------------------------


                                    EXHIBIT 1
                                       TO
                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN

Name of Executive:
------------------------------------------------------------------------------------------------------------------------------------
      Participating             Years of Service as      Benefit Formula -e.g.,                                     Change in
     Executives as of            of Effective Date        50% of Compensation;                                   Control Benefit
   Effective Date (or as         (or as of Date of        or $x over 15 years          Vesting Schedule, if       Multiple, if
  of Date of Entry Into              Entry Into              certain, etc.,            Different from Plan      Different from Plan
     Plan, If Later):             Plan, If Later):           (Section 1.1):              (Section 1.25):          (Section 2.8):
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
      Sharon L. Benson             Fully Vested            60% of Compensation            Fully Vested             Per Plan

------------------------------------------------------------------------------------------------------------------------------------
     Michael J. Cushman            Fully Vested            60% of Compensation            Fully Vested             2.99 Times
                                                                                                                  Compensation

------------------------------------------------------------------------------------------------------------------------------------
       Leo J. Graham          3 Years as of 12/31/06       60% of Compensation              Per Plan               Per Plan

------------------------------------------------------------------------------------------------------------------------------------
     Gary S. Litzsinger         Hire Date: 07/26/04         $50,000.00 for 15               Per Plan               Per Plan
                                2 Years 5 Months of         Years from Age 65
                              Service as of 12/31/06

------------------------------------------------------------------------------------------------------------------------------------
       Scott R. Louis           Hire Date: 04/04/05         $25,000.00 for 15               Per Plan               Per Plan
                                1 Year 8 Months of          Years from Age 65
                              Service as of 12/31/06

------------------------------------------------------------------------------------------------------------------------------------
       Roger D. Nash            Hire Date: 10/17/05         $25,000.00 for 15               8 Years                Per Plan
                                1 Year 2 Months of          Years from Age 65
                              Service as of 12/31/06

------------------------------------------------------------------------------------------------------------------------------------
      Kevin R. Watson           Hire Date: 03/08/06        60% of Compensation              Per Plan               Per Plan
                              9 Months of Service as
                                    of 12/31/06

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT 2
                                       TO
                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN


Actuarial Assumptions:

Mortality Table:  RP-2000 Combined Healthy Projection AA Male Mortality Table

                                    EXHIBIT 3
                                       TO
                              NORTH VALLEY BANCORP
                            SALARY CONTINUATION PLAN

                              Benefit Election Form

Please Print in Ink:
-------------------

EXECUTIVE INFORMATION
---------------------

Name:                      _____________________________________________________

Social Security Number:    _____________________________________________________

Address:                   _____________________________________________________

                           _____________________________________________________

Telephone Number:          _____________________________________________________


I. FORM OF DISTRIBUTION. I REQUEST PAYMENTS UNDER THE PLAN TO BE MADE IN THE FOLLOWING FORMS AND AT THE FOLLOWING TIMES (CHECK ONE UNDER EACH CATEGORY):

         A. Section 2.1 (Normal Retirement). In the event benefit payments become payable to me under Section 2.1 (Normal Retirement), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ____ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years or my lifetime, whichever is greater, on the first day of each month commencing with the month following my Normal Retirement Date.

                  (2) ____ As a lump sum equal to the actuarial equivalent present value of (1) payable during the ninety (90) day period following my Normal Retirement Date .

         B. Section 2.2 (Early Termination). In the event benefit payments become payable to me under Section 2.2 (Early Termination), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ____ As an annual benefit in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following my Normal Retirement Age.

                  (2) ____ As an annual benefit that is actuarially equivalent to (1) in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following my Normal Retirement Age.

                  (3) ____ As an annual benefit that is actuarially equivalent to (1) in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following my Normal Retirement Age.

                  (4) ____ As a present value lump sum equivalent of (1) reflecting the lump sum form payable during the ninety (90) day period following my Normal Retirement Age.

         C. Section 2.4 (Termination of Employment upon Change in Control). In the event benefit payments become payable to me under Section 2.4 (Termination of Employment upon Change in Control), I hereby irrevocably elect that such payments be made to me in the following form:

                  (1) ____ As an annual benefit in twelve (12) equal monthly installments payable over twenty (20) years on the first day of each month commencing with the month following my Termination of Employment.

                  (2) ____ As an annual benefit that is actuarially equivalent to (1) in twelve (12) equal monthly installments payable over fifteen (15) years on the first day of each month commencing with the month following my Termination of Employment .

                  (3) ____ As an annual benefit that is actuarially equivalent to (1) in twelve (12) equal monthly installments payable over ten (10) years on the first day of each month commencing with the month following my Termination of Employment.

                  (4) ____ As an annual benefit that is actuarially equivalent to (1) in twelve (12) equal monthly installments payable over five (5) years on the first day of each month commencing with the month following my Termination of Employment.

                  (5) ____ As a present value lump sum equivalent of (1) reflecting the lump sum form payable during the ninety (90) day period following my Termination of Employment.

         D. Section 2.5 (Change in Control-No Termination of Employment). In the event of a Change in Control under circumstances where I do not experience a Termination of Employment, I hereby irrevocably elect:

                  (1) ____ To have the present value of my Benefit paid during the ninety (90) day period after such Change in Control, subject to my earning the right to receive further benefits upon the occurrence of a benefit entitlement event occurring later but with such future benefits offset by the then-present value of the benefits I receive under Section 2.5.

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

                  (2) ____ To not have the present value of my Benefit paid during the ninety (90) day period after such Change in Control, but instead to have my Benefit, including future accruals, paid upon the occurrence of a benefit entitlement event occurring later.

II.      BENEFICIARY DESIGNATION
         -----------------------

         I hereby revoke any prior designations of death benefit beneficiary/ies under the Plan, and I hereby designate the following beneficiary/ies to receive any benefit payable on account of my death under the Plan, subject to my right to change this designation and subject to the terms of the Plan:

A.       Primary Beneficiary/ies
         -----------------------

Name, Address,     Relationship to     % of Plan     Date of     Social Security
Phone              Participant         Benefit       Birth       Number
-------------      ---------------     ---------     -------     ---------------




B. Contingent Beneficiary/ies (Will receive indicated portions of Plan benefit if no Primary Beneficiary/ies survive the Participant)

Name, Address,     Relationship to     % of Plan     Date of     Social Security
Phone              Participant         Benefit       Birth       Number
-------------      ---------------     ---------     -------     ---------------




         I acknowledge that I have been given a copy of the Plan and I agree that the above elections are subject to all of the terms of the Plan.


Date:    ___________________        ____________________________________________
                                    Executive's Signature



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